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                                                                   Exhibit 10.2

                           CERTIFICATE OF AMENDMENT TO
                          MIDWEST GRAIN PRODUCTS, INC.
                  1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

         The undersigned Secretary of Midwest Grain Products, Inc., a Kansas corporation (the "Company") hereby certifies that the 1998 Annual Meeting of the Stockholders of the Company was held at the Mount Conference Center, 710 South 9th Street, Atchison, Kansas 66002, at 10:00 a.m. local time on October 8, 1998, that the meeting was properly called and noticed, that a quorum of Common and Preferred Stock was present, that the meeting was otherwise convened and held in accordance with the applicable laws of the State of Kansas and the Company's Articles of Incorporation and Bylaws, and that at such meeting the following resolution was duly adopted and approved by the affirmative vote of the holders of a majority of the shares of Common Stock and a majority of the shares of Preferred Stock represented at the meeting, thereby approving action taken by the Board of Directors on September 4, 1998, amending, subject to subsequent stockholder approval, Section 5(b)(4) of the MIDWEST GRAIN PRODUCTS, INC. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS to read as follows: "(4)
 Each Stock Option shall cease to be exercisable on the date that is ten years following the date of grant."

         RESOLVED that actions of the Board of Directors amending Section 5(b)(4) of the Midwest Grain Products, Inc. 1996 Stock Option Plan for Outside Directors and the maximum terms of options granted thereunder are hereby approved.

         The undersigned further certifies that the said amendment remains in full force and effect as of the date hereof.

         IN WITNESS WHEREOF, the undersigned has executed this instrument on this 12th day of November, 1998.


                                            s/ Marta L. Myers
                                            -----------------------------
                                            Marta L. Myers, Secretary
                                            Midwest Grain Products, Inc.